UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, Ca 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/18

Item 1.	Reports to Stockholders.

Annual Report August 31, 2018

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Annual Report

Franklin Universal Trust

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +1.73% based on net asset value and -1.18% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, produced a +3.43% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +0.71% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.4% in August 2017, as reported at the beginning of the 12-month period, to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in August 2017, as reported at the beginning of the period, to 2.7% at period-end.3

The U.S. Federal Reserve (Fed) began reducing its balance sheet in October as part of its ongoing effort to normalize its monetary policy. At its December 2017 meeting, the Fed raised its target range for the federal funds rate 0.25%. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. The Fed further raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings, to 1.75%–2.00%. At its July/August meeting, the Fed held its target range for the federal funds rate unchanged, but it upgraded its view on economic activity from solid to strong.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose amid easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October 2017 and the passage of the tax reform bill in December. Further contributing to higher yield were indications of higher inflation, which drove the yield to multi-year highs in February, April and May. Expectations that global central banks might scale back monetary stimulus also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, and economic turmoil in Turkey. Overall, the 10-year Treasury yield rose from 2.12% at the beginning of the period to 2.86% at period-end.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of

1. Source: Credit Suisse Group.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 8.

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FRANKLIN UNIVERSAL TRUST

bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

The Fund’s primary asset classes delivered positive results over the 12-month period under review. During the period, the U.S. economy continued to expand, due to a more favorable regulatory environment and the associated benefits from tax reform. The yield on the 10-year Treasury bond began the period at 2.12% and finished the period at 2.86%. Several factors drove the yield higher, including investor expectations of higher inflation and continued positive trends in key economic data, particularly the labor market and consumer and business confidence. These attributes also led the Fed to increase interest rates by 25 basis points (bps) in December 2017, March 2018 and June 2018. We believe investors were not averse to risk taking during the period.

Portfolio Composition

8/31/18

	% of Total
	Investments	*

Corporate Bonds	63.3%

Utilities Common Stocks	29.5%

Natural Resources Common Stocks	1.1%

Materials Common Stocks	0.9%

Transportation Common Stocks	0.1%

Escrows and Litigation Trusts**	0.0%

Short-Term Investments & Other Net Assets	5.1%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**Rounds to less than 0.1%.

During the period, crude oil prices moved steadily higher. The price per barrel was $50 at the beginning of the period and ended the period at approximately $70. This price appreciation was driven by greater-than-expected demand, coupled with lower-than-expected supply growth due to a collapse in Venezuelan production, concerns about decreased supply from Iran due to potential sanctions, and broader geopolitical risks. The utility sector, in general, and independent power producers (IPP), in particular, benefited from colder weather and a more favorable regulatory environment. The CS High Yield Index posted a +3.43% total return during the period.2 Overall, spreads over treasuries decreased from 435 bps to 374 bps over the period; a meaningful decline in spreads of lower-rated credits factored into that move.

Utilities stocks, as measured by the S&P 500 Utilities Index, returned +0.71% during the reporting period, underperforming the +19.66% results of the S&P 500.2 Utilities exhibit a high degree of correlation with movements in interest rates. A rise in Treasury rates negatively impacted utility performance during the period. Additionally, utilities did not benefit from lower tax rates to the same degree as other corporate entities because they are required to pass along the savings to their customers.

Top 10 Holdings*

Based on Total Investments**

8/31/18 vs. 8/31/17

Issuer	8/31/18
NextEra Energy Inc.	2.3%
Evergy Inc.	2.3%
Sempra Energy	2.3%
American Electric Power Co. Inc.	2.1%
CMS Energy Corp.	2.0%
Dominion Energy Inc.	1.9%
Duke Energy Corp.	1.5%
Pinnacle West Capital Corp.	1.4%
Exelon Corp.	1.4%
Alliant Energy Corp.	1.4%

Issuer	8/31/17
Dominion Energy Inc.	2.4%
NextEra Energy Inc.	2.3%
Sempra Energy	2.2%
American Electric Power Co. Inc.	2.1%
Pinnacle West Capital Corp.	1.9%
Duke Energy Corp.	1.9%
Edison International	1.8%
CenterPoint Energy Inc.	1.4%
Navient Corp.	1.3%
PG&E Corp.	1.3%

*Excludes short-term investments.

**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

High Yield Corporate Bonds

The Fund benefited from its overweighted allocation to the utility sector as well as its underweighting in the worst performing sectors during the reporting period: automotive, consumer products, wireless and consumer cyclical services. The colder weather during the period significantly impacted utility earnings following two years of milder-than-normal weather. Additionally, the acquisition of Dynegy by Vistra Energy consolidated the IPP industry from five players to four,

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FRANKLIN UNIVERSAL TRUST

potentially leading to more stable energy prices as a result of decreased competition. The Fund’s underweighting in the energy sector detracted from relative performance during the period due to the meaningful increase in oil prices and the associated beneficial impact higher commodity prices had on those credits.

Utility Stocks

As mentioned above, the utilities sector, as measured by the S&P 500 Utilities Index, posted slightly positive results, which were significantly below the performance of the S&P 500 over the same period. We attribute most of the underperformance of utilities stock prices to the rise in 10-year treasury yields. Utility stocks, given their traditional nature of paying out a significant percentage of income in the form of dividends, maintain a high level of correlation to interest rates and treasuries. The effects of U.S. corporate tax reform, which went into effect at the start of 2018, also pressured utilities stock prices. Although lower corporate taxes stimulated the broader economy, utilities companies generally did not directly benefit from this federal legislation as most of the savings from lower taxes belong to customers and not shareholders. As such, utilities have spent much of 2018 working with regulatory bodies to determine the appropriate method of passing along these savings to their customers. Indirectly, we believe the longer-term effect of lower taxes on customer rates is a benefit to the regulatory relationships that utilities maintain, which should provide for continued constructive growth opportunities from core businesses. We continue to believe the financial health of the sector remained intact, with most companies comfortably growing their earnings and dividends at what we deem to be a sustainable pace.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA Senior Portfolio Manager

Glenn I. Voyles, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of August 31, 2018

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/181

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+1.73%	-1.18%	+1.73%	-1.18%

5-Year	+39.01%	+37.74%	+6.81%	+6.61%

10-Year	+115.65%	+122.46%	+7.99%	+8.32%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FT	8/31/18	8/31/17	Change

Net Asset Value (NAV)	$7.99	$8.24	-$0.25

Market Price (NYSE)	$6.77	$7.24	-$0.47

Distributions (9/1/17–8/31/18)

Net Investment Income

$0.3840

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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Financial Highlights

		Year Ended August 31,
	2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.24	$ 7.67	$ 7.11	$ 8.34	$ 7.61
Income from investment operations:

Net investment income[a]	0.39	0.38	0.39	0.45	0.47

Net realized and unrealized gains (losses)	(0.26)	0.57	0.64	(1.21)	0.73

Total from investment operations	0.13	0.95	1.03	(0.76)	1.20

Less distributions from net investment income	(0.38)	(0.38)	(0.47)	(0.47)	(0.47)

Net asset value, end of year	$ 7.99	$ 8.24	$ 7.67	$ 7.11	$ 8.34

Market value, end of year[b]	$ 6.77	$ 7.24	$ 6.84	$ 6.10	$ 7.39

Total return (based on market value per share)	(1.18)%	11.81%	20.76%	(11.57)%	16.71%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.98%	2.00%	2.13%	1.97%	1.97%

Expenses net of waiver and payments by affiliates[c]	1.98% [d]	1.99%	2.12%	1.97% [d]	1.97%	[d]

Net investment income	4.91%	4.81%	5.48%	5.63%	5.76%

Supplemental data

Net assets, end of year (000’s)	$200,796	$206,965	$192,682	$178,747	$209,674

Portfolio turnover rate	22.96%	23.25%	21.13%	20.30%	18.25%

Total debt outstanding at end of year (000’s)	$65,000	$60,000	$60,000	$60,000	$60,000

Asset coverage per $1,000 of debt	$4,089	$4,449	$4,211	$3,979	$4,495

Average amount of senior rate fixed Notes per share during the year	$2.39	$2.39	$2.39	$2.39	$2.39

aBased on average daily shares outstanding.

bBased on the last sale on the New York Stock Exchange.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, August 31, 2018

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 41.8%
Energy 1.5%
[a]Birch Permian Holdings Inc.	United States	66,542	$765,233
[a]Chaparral Energy Inc.	United States	5,868	107,091
[a,b]Chaparral Energy Inc., A, 144A	United States	214	3,938
Enbridge Inc.	Canada	39,360	1,344,931
[a]Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	5,433	—
[a]Goodrich Petroleum Corp.	United States	19,379	271,112
[a]Halcon Resources Corp.	United States	52,355	239,786
[a]Halcon Resources Corp., wts., 9/09/20	United States	4,668	747
[a]Linn Energy Inc.	United States	5,272	91,206
[a]Midstates Petroleum Co. Inc.	United States	325	3,780
[a,c]Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,311	9
[a]Riviera Resources Inc.	United States	5,272	113,348

			2,941,181

Materials 1.2%
BHP Billiton PLC, ADR	United Kingdom	25,185	1,078,422
Freeport-McMoRan Inc.	United States	80,380	1,129,339
South32 Ltd., ADR	Australia	10,074	125,723
[a]Verso Corp., A	United States	3,330	104,529
[a]Verso Corp., wts., 7/25/23	United States	350	3,360

			2,441,373

Transportation 0.0%†
[a,c]CEVA Logistics AG	Switzerland	5,770	126,279

Utilities 39.1%
Alliant Energy Corp.	United States	80,000	3,427,200
American Electric Power Co. Inc.	United States	75,000	5,379,750
CenterPoint Energy Inc.	United States	122,800	3,412,612
CMS Energy Corp.	United States	100,000	4,924,000
Consolidated Edison Inc.	United States	40,000	3,157,200
Dominion Energy Inc.	United States	67,200	4,755,744
DTE Energy Co.	United States	30,000	3,334,200
Duke Energy Corp.	United States	46,060	3,741,915
Edison International	United States	36,000	2,366,280
Entergy Corp.	United States	30,000	2,507,700
Evergy Inc.	United States	101,867	5,811,512
Exelon Corp.	United States	80,000	3,496,800
FirstEnergy Corp.	United States	60,000	2,242,800
NextEra Energy Inc.	United States	34,800	5,919,480
NiSource Inc.	United States	60,000	1,624,200
PG&E Corp.	United States	30,000	1,385,400
Pinnacle West Capital Corp.	United States	44,800	3,519,040
PPL Corp.	United States	24,500	728,630
Public Service Enterprise Group Inc.	United States	45,000	2,355,750
Sempra Energy	United States	50,000	5,804,000
The Southern Co.	United States	68,250	2,987,985
WEC Energy Group Inc.	United States	40,000	2,703,200
Xcel Energy Inc.	United States	60,000	2,883,000

			78,468,398

Total Common Stocks and Other Equity Interests (Cost $44,722,419)			83,977,231

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds 83.7%
Automobiles & Components 0.8%
[b]Allison Transmission Inc., senior bond, 144A, 4.75%, 10/01/27	United States	$600,000	$565,500
The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	1,100,000	1,036,750

			1,602,250

Banks 1.9%
CIT Group Inc., senior note, 5.25%, 3/07/25	United States	600,000	611,625
[d]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,100,000	1,131,625
[d]JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	940,293
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,110,505

			3,794,048

Capital Goods 4.9%
[b]BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	500,000	502,500
[b]Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	600,000	556,500
[b]BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26	United States	600,000	607,500
[b]Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	300,000	327,000
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	300,000	300,000
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	1,300,000	1,293,890
[b]HD Supply Inc., senior note, 144A, 5.75% to 4/15/19, 7.00% thereafter, 4/15/24	United States	400,000	421,500
[b]Jeld-Wen Inc.,
senior bond, 144A, 4.875%, 12/15/27	United States	300,000	280,500
senior note, 144A, 4.625%, 12/15/25	United States	300,000	280,500
[b]Pisces Midco Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	900,000	927,000
Tennant Co., senior note, 5.625%, 5/01/25	United States	1,200,000	1,215,132
[b]Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,400,000	1,391,250
[b]Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,700,000	1,755,250

			9,858,522

Commercial & Professional Services 2.1%
[b]Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	1,100,000	1,028,500
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	1,400,000	1,450,330
senior bond, 5.875%, 9/15/26	United States	100,000	103,375
senior bond, 5.50%, 5/15/27	United States	500,000	500,000
[b]West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,300,000	1,189,500

			4,271,705

Consumer Durables & Apparel 4.3%
[b]Ashton Woods USA LLC, senior note, 144A, 6.75%, 8/01/25	United States	1,500,000	1,407,180
Beazer Homes USA Inc., senior note, 8.75%, 3/15/22	United States	1,300,000	1,377,597
[b]Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	980,000
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	1,500,000	1,434,375
[b]Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.,
senior note, 144A, 5.25%, 4/15/21	United States	400,000	401,000
senior note, 144A, 5.625%, 3/01/24	United States	600,000	592,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	725,375
Weekley Homes LLC/Weekley Finance Corp., senior note, 6.625%, 8/15/25	United States	1,700,000	1,615,000

			8,533,027

Consumer Services 6.4%
[b]1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000	861,750
[b]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,300,000	1,306,916
[b]Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	1,200,000	1,215,000

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[b]Boyne USA Inc., secured note, second lien, 144A, 7.25%, 5/01/25	United States	$1,500,000	$1,597,500
[b]Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	500,000	501,250
[b]Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,100,000	1,120,625
[b]Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	1,700,000	1,763,750
[b]KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	600,000	600,000
senior note, 144A, 5.25%, 6/01/26	United States	600,000	601,500
[b]Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	600,000	625,500
[b]Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,300,000	1,289,470
[b]Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,500,000	1,430,625

			12,913,886

Diversified Financials 2.5%
[b]FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	1,100,000	1,105,500
[b]MSCI Inc., senior note, 144A, 5.375%, 5/15/27	United States	700,000	721,000
Navient Corp.,
senior note, 6.625%, 7/26/21	United States	800,000	835,000
senior note, 6.50%, 6/15/22	United States	500,000	517,650
senior note, 7.25%, 9/25/23	United States	1,700,000	1,802,000

			4,981,150

Energy 9.9%
[b]Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	1,000,000	1,036,608
Bill Barrett Corp., senior note, 8.75%, 6/15/25	United States	1,700,000	1,823,250
California Resources Corp.,
[b]secured note, second lien, 144A, 8.00%, 12/15/22	United States	515,000	464,144
senior bond, 6.00%, 11/15/24	United States	15,000	12,300
senior note, 5.50%, 9/15/21	United States	10,000	8,750
Callon Petroleum Co., senior note, 6.375%, 7/01/26	United States	800,000	823,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	800,000	796,000
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	600,000	666,000
senior secured note, first lien, 5.875%, 3/31/25	United States	1,000,000	1,066,250
Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	1,200,000	1,203,000
CONSOL Energy Inc., senior note, 8.00%, 4/01/23	United States	240,000	253,874
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 6.25%, 4/01/23	United States	500,000	518,125
senior note, 5.75%, 4/01/25	United States	800,000	820,000
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	800,000	745,000
Energy Transfer Equity LP,
senior bond, first lien, 7.50%, 10/15/20	United States	1,200,000	1,294,500
senior secured bond, first lien, 5.875%, 1/15/24	United States	200,000	213,000
[b,e]EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	688,666	623,121
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	700,000	605,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	600,000	601,500
[b,e]Murray Energy Corp., 1.5 lien, 144A, PIK, 12.00%, 4/15/24	United States	740,000	532,800
Oceaneering International Inc., senior note, 6.00%, 2/01/28	United States	800,000	795,259
QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	1,600,000	1,616,480

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	$800,000	$560,000
senior note, 6.125%, 1/15/23	United States	100,000	56,965
[b]Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	700,000	692,328
[b],[e]W&T Offshore Inc.,
secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	299,997	302,247
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	271,801	259,527
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	200,000	199,500
senior note, 7.75%, 6/15/21	United States	400,000	393,500
senior note, 4.50%, 4/15/22	United States	400,000	350,000
senior note, 8.25%, 6/15/23	United States	600,000	561,000

			19,893,528

Food & Staples Retailing 0.3%
[b]Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	700,000	687,750

Food, Beverage & Tobacco 2.7%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,200,000	1,168,500
[b]Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	1,200,000	1,178,220
[b]Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	700,000	691,250
senior note, 144A, 4.875%, 11/01/26	United States	1,000,000	987,500
[b]Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	800,000	770,000
senior bond, 144A, 5.625%, 1/15/28	United States	300,000	291,000
senior note, 144A, 5.50%, 3/01/25	United States	400,000	400,000

			5,486,470

Health Care Equipment & Services 6.0%
[b]Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	700,000	712,250
[b]Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,400,000	1,342,250
[b]Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,700,000	1,759,211
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	175,000	89,496
[b]senior note, 144A, 8.125%, 6/30/24	United States	718,000	594,145
senior secured note, first lien, 6.25%, 3/31/23	United States	600,000	573,000
HCA Inc.,
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,450,750
senior secured bond, first lien, 5.875%, 3/15/22	United States	600,000	639,000
[b]MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,348,750
[b,e]Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	400,000	414,500
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	400,000	403,500
senior note, 8.125%, 4/01/22	United States	1,000,000	1,060,000
WellCare Health Plans Inc.,
senior note, 5.25%, 4/01/25	United States	1,200,000	1,230,000
[b]senior note, 144A, 5.375%, 8/15/26	United States	500,000	516,250

			12,133,102

Household & Personal Products 0.5%
[b]Prestige Brands Inc., senior note, 144A, 6.375%, 3/01/24	United States	900,000	912,645

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials 10.7%
[e]ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	$400,000	$406,500
[b]BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,800,000	1,759,500
The Chemours Co.,
senior note, 6.625%, 5/15/23	United States	569,000	596,739
senior note, 5.375%, 5/15/27	United States	300,000	295,500
[b]Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	700,000	673,750
[b]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	500,000	471,250
[b]First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	431,000	427,229
senior note, 144A, 7.25%, 4/01/23	Zambia	600,000	588,000
senior note, 144A, 6.875%, 3/01/26	Zambia	500,000	469,335
[b]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	800,000	784,668
senior note, 144A, 5.125%, 3/15/23	Australia	400,000	392,000
[b]Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	1,000,000	1,052,190
[b]New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	900,000	918,000
[b]New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000	598,500
[b]Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	400,000	409,500
[b]Novelis Corp.,
senior bond, 144A, 5.875%, 9/30/26	United States	500,000	488,150
senior note, 144A, 6.25%, 8/15/24	United States	700,000	710,500
[b]OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	500,000	520,000
[b]Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	1,000,000	1,006,250
senior note, 144A, 5.875%, 8/15/23	United States	500,000	514,375
[b]Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,200,000	1,111,500
[b]Platform Specialty Products Corp.,
senior note, 144A, 6.50%, 2/01/22	United States	600,000	615,750
senior note, 144A, 5.875%, 12/01/25	United States	1,000,000	993,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[b]senior note, 144A, 7.00%, 7/15/24	United States	200,000	203,575
senior secured note, first lien, 5.75%, 10/15/20	United States	484,554	485,765
[b]senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,000,000	997,500
[b]Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25	United States	200,000	203,500
senior note, 144A, 6.50%, 12/01/20	United States	400,000	423,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	924,750
senior bond, 5.00%, 12/15/26	United States	700,000	698,250
[b]SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,600,000	1,672,000

			21,411,276

Media 8.3%
[b]Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	1,200,000	1,161,000
[b]Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,200,000	1,182,000
AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	200,000	195,500
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,200,000	1,183,500

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	$1,700,000	$1,714,875
[b]senior bond, 144A, 5.75%, 2/15/26	United States	700,000	701,750
[b]Cequel Communications Holdings I LLC/Cequel Capital Corp., senior note, 144A, 7.50%, 4/01/28	United States	500,000	523,750
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	1,000,000	1,027,500
senior sub. note, 7.625%, 3/15/20	United States	700,000	705,250
CSC Holdings LLC,
[b]senior bond, 144A, 5.50%, 4/15/27	United States	500,000	488,125
senior note, 6.75%, 11/15/21	United States	700,000	743,750
senior note, 5.25%, 6/01/24	United States	700,000	680,750
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	700,000	674,625
senior note, 7.75%, 7/01/26	United States	800,000	725,000
[b]Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	900,000	886,680
[b]Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	800,000	833,280
senior bond, 144A, 5.375%, 4/15/25	United States	700,000	712,250
Tegna Inc., senior note, 5.125%, 7/15/20	United States	800,000	808,000
[b]Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	116,000	118,755
[b]Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	200,000	207,000
[b]Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	800,000	799,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	200,000	197,000
[b]WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	200,000	199,250
senior note, 144A, 5.625%, 4/15/22	United States	92,000	93,725

			16,562,315

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
[b]Bausch Health Cos Inc., senior note, 144A, 9.25%, 4/01/26	United States	1,500,000	1,594,920
[b]Bausch Health Cos. Inc.,
senior note, 144A, 5.625%, 12/01/21	United States	700,000	695,625
senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000	211,750
[b]Concordia International Corp.,
[f]senior note, 144A, 7.00%, 4/15/23	Canada	900,000	56,250
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	400,000	366,000
[b]Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	800,000	666,000
senior note, 144A, 6.00%, 7/15/23	United States	1,000,000	865,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,500,000	1,533,750
[b]Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	700,000	705,250

			6,694,545

Real Estate 2.7%
CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,400,000	1,421,000
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	1,300,000	1,334,125
senior bond, 5.875%, 1/15/26	United States	200,000	208,000

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Real Estate (continued)
[b]Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	$1,000,000	$1,015,000
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	301,500
senior bond, 5.00%, 10/15/27	United States	500,000	491,250
senior note, 6.375%, 3/01/24	United States	600,000	635,580

			5,406,455

Retailing 1.4%
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	1,100,000	1,138,500
[b]senior bond, 144A, 5.875%, 11/15/28	United States	200,000	201,462
[b]Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	400,000	404,000
[b]PetSmart Inc.,
senior note, 144A, 7.125%, 3/15/23	United States	300,000	203,250
senior note, 144A, 8.875%, 6/01/25	United States	300,000	204,000
senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	900,000	734,625

			2,885,837

Semiconductors & Semiconductor Equipment 0.7%
[b]Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	1,400,000	1,410,500

Software & Services 2.2%
[b]First Data Corp.,
secured note, second lien, 144A, 5.75%, 1/15/24	United States	1,700,000	1,740,375
senior note, 144A, 7.00%, 12/01/23	United States	400,000	417,200
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,700,000	1,730,549
[b]Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	500,000	496,812

			4,384,936

Technology Hardware & Equipment 3.4%
[b]Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,542,000	1,218,180
CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25	United States	700,000	699,125
[b]CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,200,000	1,248,000
[b]Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	200,000	206,270
senior note, 144A, 7.125%, 6/15/24	United States	200,000	213,850
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	200,000	212,196
[b]Itron Inc., senior note, 144A, 5.00%, 1/15/26	United States	1,800,000	1,720,260
[b]Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	1,300,000	1,267,500

			6,785,381

Telecommunication Services 4.9%
[b]Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000	307,575
[b]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	679,239
[b]Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	466,915
senior note, 144A, 6.75%, 3/01/23	Bermuda	300,000	254,229

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Telecommunication Services (continued)
[b]DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	$1,000,000		$1,059,070
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,400,000		1,344,000
[b]Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	223,000		225,788
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	500,000		539,375
senior bond, 7.125%, 6/15/24	United States	500,000		520,000
senior note, 7.625%, 3/01/26	United States	600,000		631,596
[b]Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	1,300,000		1,303,250
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	200,000		207,500
senior bond, 6.375%, 3/01/25	United States	500,000		521,250
senior bond, 4.75%, 2/01/28	United States	600,000		565,830
senior note, 6.00%, 4/15/24	United States	200,000		208,000
[b]Zayo Group LLC/Zayo Capital Inc., senior note, 144A, 5.75%, 1/15/27	United States	1,000,000		1,005,000

				9,838,617

Transportation 0.8%
[b]DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	700,000		693,000
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	700,000		691,250
[b]Park Aerospace Holdings Ltd., senior note, 144A, 5.50%, 2/15/24	Ireland	300,000		308,064

				1,692,314

Utilities 3.0%
Calpine Corp., senior bond, 5.75%, 1/15/25	United States	1,800,000		1,642,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	800,000		788,000
[b]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	400,000		400,000
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	900,000		909,000
senior bond, 5.00%, 9/15/26	United States	900,000		866,250
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,800,000		1,350,000

				5,955,750

Total Corporate Bonds (Cost $170,349,088)				168,096,009

		Shares

Escrows and Litigation Trusts 0.0%†
[a,c]Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	700,000		—
[a,c]NewPage Corp., Litigation Trust	United States	1,200,000		—
[a]Penn Virginia Corp., Escrow Account	United States	700,000		1,925
[a,c]T-Mobile USA Inc., Escrow Account	United States	1,500,000		—
[a]Vistra Energy Corp., Escrow Account	United States	700,000		4,375

Total Escrows and Litigation Trusts (Cost $20,297)				6,300

Total Investments before Short Term Investments (Cost $215,091,804)				252,079,540

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Shares		Value

Short Term Investments 5.7%

Money Market Funds (Cost $10,068,808) 5.0%
[g,h]Institutional Fiduciary Trust Money Market Portfolio, 1.64%	United States	10,068,808		$10,068,808

		Principal Amount	*

Repurchase Agreements (Cost $1,381,232) 0.7%
[i]Joint Repurchase Agreement, 1.951%, 9/04/18 (Maturity Value $1,381,531)
BNP Paribas Securities Corp. (Maturity Value $601,919)
Deutsche Bank Securities Inc. (Maturity Value $102,468)
HSBC Securities (USA) Inc. (Maturity Value $677,144)
Collateralized by U.S. Government Agency Securities, 0.00% - 4.50%, 11/15/23 - 8/20/47; [j]U.S. Treasury Bill, 12/13/18 - 12/20/18; and U.S. Treasury Note, 1.125% - 3.50%, 2/28/19 - 3/31/23 (valued at $1,408,902)	United States	$1,381,232		1,381,232

Total Repurchase Agreements (Cost $1,381,232)				1,381,232

Total Investments (Cost $226,541,844) 131.2%				263,529,580
Notes Payable (32.3)%				(64,881,308)
Other Assets, less Liabilities 1.1%				2,147,709

Net Assets 100.0%				$200,795,981

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2018, the aggregate value of these securities was $96,049,492, representing 47.8% of net assets.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dPerpetual security with no stated maturity date.

eIncome may be received in additional securities and/or cash.

fSee Note 8 regarding defaulted securities.

gSee Note 4(c) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

iSee Note 1(b) regarding joint repurchase agreement.

jThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$215,091,804
Cost - Non-controlled affiliates (Note 4c)	10,068,808
Cost - Unaffiliated repurchase agreements	1,381,232

Value - Unaffiliated issuers	$252,079,540
Value - Non-controlled affiliates (Note 4c)	10,068,808
Value - Unaffiliated repurchase agreements	1,381,232
Receivables:
Dividends and interest	3,352,397

Total assets	266,881,977

Liabilities:
Payables:
Management fees	162,042
Distributions to shareholders	804,220
Accrued interest (Note 3)	21,179
Senior fixed rate Notes, at par value of $65,000,000 less unamortized Note issuance costs of $118,692 (Note 3)	64,881,308
Accrued expenses and other liabilities	217,247

Total liabilities	66,085,996

Net assets, at value	$200,795,981

Net assets consist of:
Paid-in capital	$164,229,880
Distributions in excess of net investment income	(337,306)
Net unrealized appreciation (depreciation)	36,987,736
Accumulated net realized gain (loss)	(84,329)

Net assets, at value	$200,795,981

Shares outstanding	25,131,894

Net asset value per share	$7.99

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,743,837
Non-controlled affiliates (Note 4c)	43,029
Interest:
Unaffiliated issuers	11,091,804

Total investment income	13,878,670

Expenses:
Management fees (Note 4a)	1,962,908
Interest expense (Note 3)	1,728,829
Transfer agent fees	83,930
Custodian fees (Note 5)	2,206
Reports to shareholders	35,048
Professional fees	64,119
Trustees’ fees and expenses	10,426
Amortization of Note issuance costs (Note 3)	26,834
Other	84,147

Total expenses	3,998,447
Expense reductions (Note 5)	(155)
Expenses waived/paid by affiliates (Note 4c)	(13,334)

Net expenses	3,984,958

Net investment income	9,893,712

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,064,408

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(9,475,996)

Net realized and unrealized gain (loss)	(6,411,588)

Net increase (decrease) in net assets resulting from operations	$3,482,124

*Foreign taxes withheld on dividends	$12,516

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$9,893,712	$9,570,044
Net realized gain (loss)	3,064,408	(2,029,380)
Net change in unrealized appreciation (depreciation)	(9,475,996)	16,392,768

Net increase (decrease) in net assets resulting from operations	3,482,124	23,933,432

Distributions to shareholders from:
Net investment income	(9,650,646)	(9,650,653)

Net increase (decrease) in net assets	(6,168,522)	14,282,779
Net assets:
Beginning of year	206,964,503	192,681,724

End of year	$200,795,981	$206,964,503

Distributions in excess of net investment income included in net assets:
End of year	$(337,306)	$(841,002)

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FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Cash Flows

for the year ended August 31, 2018

Cash flow from operating activities:
Dividends, interest and other income received	$13,694,424
Operating expenses paid	(2,225,508)
Interest expense paid	(1,722,000)
Purchases of long-term investments	(58,986,857)
Sales and maturities of long-term investments	61,514,385
Net purchases of short-term investments	(7,623,798)

Cash provided - operating activities	4,650,646

Cash flow from financing activities:
Notes maturity	(60,000,000)
Notes issuance	65,000,000
Cash distributions to shareholders	(9,650,646)

Cash used - financing activities	(4,650,646)

Net increase (decrease) in cash	—

Cash at beginning of year	—

Cash at end of year	$—

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities
for the year ended August 31, 2018

Net increase (decrease) in net assets resulting from operating activities	$3,482,124
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Note issuance costs	26,834
Net amortization income	(67,255)
Reinvested dividends from non-controlled affiliates	(43,029)
Interest received in the form of securities	(77,835)
Decrease in dividends and interest receivable and other assets	81,708
Decrease in receivable for investments sold	121,876
Increase in payables to affiliates, accrued expenses, and other liabilities	10,616
Increase in cost of investments	(8,360,389)
Decrease in unrealized appreciation on investments	9,475,996

Net cash provided by operating activities	$4,650,646

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FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Senior fixed rate notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on August 31, 2018.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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NOTES TO FINANCIAL STATEMENTS

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2018, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2018 and August 31, 2017, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the years ended August 31, 2018 and August 31, 2017, there were no shares repurchased.

3. Senior Fixed Rate Notes

During the year ended August 31, 2018, the Fund had $60 million five-year senior fixed rate notes (Existing Notes) outstanding, bearing interest at 2.87% per year. For the year ended August 31, 2018, total interest paid by the Fund was $1,707,650. The issuance costs of $126,916 incurred by the Fund were deferred and amortized on an interest method basis over the term of the Existing Notes. For the year ended August 31, 2018, the Fund amortized $26,654 of Existing Notes issuance costs. On August 28, 2018, the Existing Notes matured and were paid in full.

On August 28, 2018, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 3.91% per year, to maturity on September 15, 2023. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the year ended August 31, 2018, total interest accrued by the Fund on the Notes was $21,179. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2018. The issuance costs of $118,872 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the year ended August 31, 2018, the Fund amortized $180 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31,

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

3. Senior Fixed Rate Notes (continued)

2018, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $1,645,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At August 31, 2018, the estimated fair value of the Notes was approximately $64,881,308. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.64%	3,783,213	59,918,600	(53,633,005)	10,068,808	$10,068,808	$43,029	$ —	$ —

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short Term	$84,105

During the year ended August 31, 2018, the Fund utilized $2,803,893 of capital loss carryforwards.

On August 31, 2018, the Fund had expired capital loss carryforwards of $8,755,072, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended August 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$9,650,646	$9,650,653

At August 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$227,223,387
Unrealized appreciation	$47,093,015
Unrealized depreciation	(10,786,822)

Net unrealized appreciation (depreciation)	$36,306,193

Distributable earnings:
Undistributed ordinary income	$1,114,654

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2018, aggregated $58,986,857 and $61,384,143, respectively.

8. Credit Risk and Defaulted Securities

At August 31, 2018, the Fund had 62.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At August 31, 2018, the aggregate value of this security represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$2,175,939	$765,233	$9		$2,941,181
Transportation	—	—	126,279		126,279
All Other Equity Investments	80,909,771	—	—		80,909,771
Corporate Bonds	—	168,096,009	—		168,096,009
Escrows and Litigation Trusts	—	6,300	—	[c]	6,300
Short Term Investments	10,068,808	1,381,232	—		11,450,040

Total Investments in Securities	$93,154,518	$170,248,774	$126,288		$263,529,580

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value at August 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
FRN	Floating Rate Note
PIK	Payment-In-Kind

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FRANKLIN UNIVERSAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Universal Trust (the “Fund”) as of August 31, 2018, the related statement of operations and cash flows for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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FRANKLIN UNIVERSAL TRUST

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 28.37% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,866,754 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $7,011,209 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2018.

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FRANKLIN UNIVERSAL TRUST

Annual Meeting of Shareholders

March 16, 2018

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 16, 2018. At the meeting, the holders of 25,131,894 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:

Nominees	Shares For	% of Voted	% of Outstanding Shares	Shares Withheld	% of Voted	% of Outstanding Shares

Harris J. Ashton	19,912,979	96.12%	79.23%	803,784	3.88%	3.20%
Terrence J. Checki	19,888,016	96.00%	79.13%	828,746	4.00%	3.30%
Mary C.Choksi	19,935,701	96.23%	79.32%	781,062	3.77%	3.11%
Edith E. Holiday	19,929,455	96.20%	79.30%	787,308	3.80%	3.13%
Gregory E. Johnson	19,983,551	96.46%	79.51%	733,211	3.54%	2.92%
Rupert H. Johnson, Jr.	19,931,759	96.21%	79.31%	785,003	3.79%	3.12%
J. Michael Luttig	19,967,740	96.38%	79.45%	749,022	3.62%	2.98%
Larry D. Thompson	19,918,814	96.15%	79.26%	797,948	3.85%	3.18%
John B. Wilson	19,956,949	96.33%	79.41%	759,814	3.67%	3.02%

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FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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FRANKLIN UNIVERSAL TRUST

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2018	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN UNIVERSAL TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 1988	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN UNIVERSAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967)	Chief Financial	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	Officer, Chief Accounting Officer and Treasurer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chef Executive	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Investment Management	1993 and Chief Executive Officer – Investment Management since 2002

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	– AML Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN UNIVERSAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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FRANKLIN UNIVERSAL TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Annual Report

Franklin Universal Trust

Investment Manager

Franklin Advisers, Inc.

(800) DIAL BEN® / 342-5236

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

www.astfinancial.com

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FUT A 10/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,702 for the fiscal year ended August 31, 2018 and $49,863 for the fiscal year ended August 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $72 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017. The services for which these fees were paid included assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $21,572 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2)

when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’

plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) As of October 26, 2018, the portfolio managers of the Fund is as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a) (2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2018.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Christopher J. Molumphy	10	19,637.0	3	1,101.6	5	2.8
Glenn I. Voyles	3	3,712.9	5	2,103.0	8	703.2

1.	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.        N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date: October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date: October 25, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date: October 25, 2018